Exhibit 10.3(1)
                    AMENDMENT AGREEMENT NO. 1

                         to that certain

         AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                  Dated as of December 31, 1992


This AMENDMENT AGREEMENT NO. 1 (the "Amendment"), is made as of December 31, 1995, by and among IONICS, INCORPORATED (the "Borrower"), a Massachusetts corporation having its principal place of business at 65 Grove Street, Watertown, Massachusetts 02172, THE FIRST NATIONAL BANK OF BOSTON ("FNBB"), 100 Federal Street, Boston, Massachusetts 02110, and such other banks that are or may become parties to this Agreement from time to time in accordance with the provisions hereof (FNBB and such other banks being collectively referred to herein as the "Banks" and each a "Bank") and THE FIRST NATIONAL BANK OF BOSTON as Agent for the Banks (the "Agent").


     WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Amended and Restated Revolving Credit Agreement, dated as of December 31, 1992 (as amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks, upon certain terms and conditions, have made loans to the Borrower; and

     WHEREAS, the Borrower has requested and the Banks and the Agent have agreed, on the terms and subject to the conditions set forth herein, to amend the Credit Agreement to (a) extend the maturity of the Loans and (b) modify certain covenants and provisions;

NOW, THEREFORE, the parties hereto hereby agree as follows:

     '1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     '2.  Amendment of Credit Agreement.

          (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to the date "December 31, 1995" therein and substituting therefor the date "December 31, 1998".

59/

          (b) Section 1.2 of the Credit Agreement is hereby amended as follows:

               (i)  by deleting each reference to the date
"December 31, 1995" therein and substituting for each reference therefor the date "December 31, 1998";

               (ii) by deleting the reference to the date "April
1, 1996" therein and substituting therefor the date "April 1, 1999"; and

               (iii)    by deleting the reference to the date
"December 31, 1996" therein and substituting therefor the date
"December 31, 1999".

          (c) Section 1.2.1(a) of the Credit Agreement is hereby amended by deleting the words "Not less than three (3) nor more than five (5) Business Days" in the first line of such subsection and substituting therefor the words "Not less than two (2) nor more than five (5) Business Days".

          (d) Section 1.2.1(a)(1)(B) of the Credit Agreement is hereby amended by deleting the words "a minimum amount of $1,000,000" therein and substituting therefor the words "a minimum amount of $500,000".

          (e) Section 1.2.1(a)(1)(C) of the Credit Agreement is hereby amended by deleting the words "a minimum amount of $500,000 and even multiples of $250,000" therein and substituting therefor the words "a minimum amount of $250,000 and even multiples of $100,000".

          (f) Section 1.2.2 of the Credit Agreement is hereby amended as follows:

               (i) by inserting in the second sentence thereof, immediately before the reference to "one (1)", the phrase "seven
(7) days or";

               (ii) by inserting in the third sentence thereof, immediately before the reference to "seven (7)", the phrase "one
(1) day or";

               (iii)    by deleting the reference to the date
"December 31, 1995" from the fourth sentence thereof and substituting therefor the date "December 31, 1998"; and

60/

               (iv) by deleting the date "December 31, 1998" from the fourth sentence thereof and substituting therefor the date
"December 31, 2001".

          (g) Section 1.3 of the Credit Agreement is hereby amended as follows:

               (i) by deleting in the fifth sentence thereof, the words "at least five (5)" and substituting therefor the words
"at least three (3)";

               (ii) by deleting in the seventh sentence thereof, the phrase "Eurodollar Loan(s) shall be in an aggregate principal amount of $250,000" and substituting therefor the phrase
"Eurodollar Loan(s) shall be in an aggregate principal amount of $100,000"; and

               (iii)    by deleting in the eighth sentence
thereof the words "principal amount of $1,000,000" and substituting therefor the words "principal amount of $500,000".

          (h)  The definition of Interest Period contained within
Section 2 of the Credit Agreement is hereby amended as follows:

               (i) by inserting immediately before the reference to "one (1), two (2)", the phrase "seven (7) days or";

               (ii) by inserting immediately before the reference to "seven (7), thirty (30)", the phrase "one (1) day or";

          (i) Section 5.6 of the Credit Agreement is hereby amended as follows:

               (i) by deleting the number "$150,000,000" and substituting therefor the number "$163,000,000"; and

               (ii) by deleting the reference to the date "June
30, 1992" and substituting therefor the date "September 30, 1995".

          (j) Exhibit A to the Credit Agreement is hereby amended by deleting the reference to the date "December 31, 1995" and substituting therefor the date "December 31, 1998".


61/

          (k) Exhibit B to the Credit Agreement is hereby amended by deleting the reference to the date "April 1, 1996" and substituting therefor the date "April 1, 1999".

     '3. Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions:

          (a) Delivery. The Borrower, the Banks and the Agent shall have executed and delivered this Amendment.

          (b) Loan Note. The Borrower shall have executed and delivered an amended and restated Loan Note in substantially the form of Exhibit A to the Credit Agreement, dated as of December
31, 1995 and completed with the appropriate insertions.

          (c) Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Banks and the Agent, and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

     '4. Representations and Warranties. The Borrower represents and warrants to the Banks and the Agent as follows:

          (a) Representations and Warranties in Credit Agreement. The representations and warranties of the Borrower contained in the Credit Agreement, (i) were true and correct in all material respects when made, and (ii) except to the extent such representations and warranties by their terms are made solely as of a prior date, continue to be true and correct in all material respects on the date hereof.

          (b) Authority, Etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of all of its agreements and obligations under this Amendment (i) are within the corporate authority of the Borrower, (ii) have been duly authorized by all necessary corporate proceedings by the Borrower, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower, and (iv) do not conflict with any provision of the corporate charter or by-laws of, or any agreement or other instrument binding upon, the Borrower.

62/

          (c) Enforceability of Obligations. This Amendment, and the Credit Agreement as amended hereby, constitute the legal, valid and binding obligations of the Borrower enforceable against in accordance with their respective terms. Immediately prior to and after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

     '5. No Waiver. Except as otherwise expressly provided for in this Amendment, nothing in this Amendment shall extend to or affect in any way any of the Borrower's obligations or any of the rights and remedies of the Banks or the Agent in respect of the Credit Agreement arising on account of the occurrence of any Event of Default, all of which are expressly preserved.

     '6. Miscellaneous Provisions. (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

          (b)  THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN
AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND
GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

          (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

          (d) The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained in connection with the preparation of this Amendment (including reasonable legal fees).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




63/

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement under seal of the date first written above.

                             IONICS, INCORPORATED


                             By:/s/Robert J. Halliday
                             Name:  Robert J. Halliday
                             Title: V.P. Finance

                             THE FIRST NATIONAL BANK
                             OF BOSTON, individually and as Agent


                             By:/s/Henry L. Petrillo
                             Name:  Henry L. Petrillo
                             Title: Vice President




























64/